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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-30870, 333-36140, 333-83282) of Therma-Wave,
Inc., of our report dated February 11, 2002 relating to the financial statements of Sensys Instruments Corporation, which appears in this Current Report on Form 8-K/A.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
San Jose, California
March 27th, 2002